CERTIFICATION OF PERIODIC FINANCIAL REPORTS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Frank T. Smith, Jr., Chief Financial Officer of Dune Energy, Inc., a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

(1) the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2007


                                                         /s/ Frank T. Smith, Jr.
                                                         -----------------------
                                                         Frank T. Smith, Jr.
                                                         Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.